ASA HEDGED EQUITY FUND LLC
                           ASA DEBT ARBITRAGE FUND LLC
                       ASA MARKET NEUTRAL EQUITY FUND LLC
                          ASA MANAGED FUTURES FUND LLC

                      Supplement dated January 20, 2005 to
   Prospectus and Statement of Additional Information dated November 25, 2003 as previously amended on March 25, 2004


This supplement provides important information about the ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC. It should be read in conjunction with the Prospectus and Statement of Additional Information for the Funds.


On December 31, 2004, each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, and ASA Market Neutral Equity Fund LLC converted their respective investments in underlying funds to cash, pending other suitable investments. Consequently, these Funds may not achieve their respective investment objectives.

Additionally, Douglas E. Dunn, Ph.D. has resigned as Director of the Funds and as Chief Investment Officer of Aspen Strategic Alliance LLC, and is no longer associated with the firm. James G. Christian, Jr. resigned as Director and President of the Funds, and Kenneth E. Banwart has been appointed to serve as President of the Funds and as Chief Investment Officer of Aspen Strategic Alliance LLC. As a result of these changes, all references to Messrs. Dunn and Christian are hereby deleted.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE